                                                                   EXHIBIT (10)A

     FIRST AMENDMENT dated as of December 9, 1994 (this "Amendment"), to the Three-Year Competitive Advance and Revolving Credit Facility Agreement dated as of March 25, 1994 (the "Three-Year Agreement") and the 364-Day Competitive Advance and Revolving Credit Facility Agreement dated as of March 25, 1994 (the "364-Day Agreement"), each among FIRST OF AMERICA BANK CORPORATION, a Michigan corporation (the "Borrower"), the lenders parties thereto (the "Lenders") and CHEMICAL BANK, a New York banking corporation, as agent for the Lenders (in such capacity, the "Agent").

     A. The Borrower has requested that the Lenders amend certain provisions of the Three-Year Agreement and the 364-Day Agreement, including provisions relating to the termination of the 364-Day Agreement. The Lenders are willing to enter into this Amendment, subject to the terms and conditions set forth herein.

     B. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Three-Year Agreement and the 364-Day Agreement, as applicable.

     Accordingly, in consideration of the mutual agreements contained in this Amendment and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. AMENDMENT TO PREAMBLE TO THE THREE-YEAR AGREEMENT. The first sentence of the preamble to the Three-Year Agreement is hereby amended to read in its entirety as follows:

       "The Borrower has requested the Lenders to extend credit to the Borrower in order to enable it to borrow on a standby revolving credit basis on and after the date hereof and at any time prior to the Maturity Date (as herein defined) a principal amount not in excess of $350,000,000 at any time outstanding."

     SECTION 2.  AMENDMENT TO SECTION 1.01 OF THE THREE-YEAR AGREEMENT.

       (a) The definition of "Facility Fee Percentage" in Section 1.01 of the Three-Year Agreement is hereby amended to read in its entirety as follows:

            "Facility Fee Percentage" shall mean on any date the applicable percentage set forth below based upon the ratings by S&P and Moody's, respectively, applicable on such date to the type of Index Debt described below:





                                    (10)A-1

                  INDEX DEBT DESCRIBED IN CLAUSE (I) OR (III)
                        OF THE DEFINITION OF INDEX DEBT

                 CATEGORY 1                                      FACILITY FEE PERCENTAGE
                 A+ or higher by S&P                                      .100%
                 A1 or higher by Moody's

                 CATEGORY 2
                 A or A- by S&P                                           .125%
                 A2 or A3 by Moody's

                 CATEGORY 3
                 BBB+ by S&P                                              .150%
                 Baa1 by Moody's

                 CATEGORY 4
                 BBB by S&P                                                .200
                 Baa2 by Moody's

                 CATEGORY 5
                 BBB- by S&P                                              .300%
                 Baa3 by Moody's

                 CATEGORY 6
                 BB+ or lower by S&P                                      .375%
                 Ba1 or lower by Moody's


                      INDEX DEBT DESCRIBED IN CLAUSE (II)
                        OF THE DEFINITION OF INDEX DEBT

                 CATEGORY 1                                      FACILITY FEE PERCENTAGE
                 A or higher by S&P                                       .100%
                 A2 or higher by Moody's

                 CATEGORY 2
                 A- or BBB+ by S&P                                        .125%
                 A3 or Baa1 by Moody's

                 CATEGORY 3
                 BBB by S&P                                               .150%
                 Baa2 by Moody's

                 CATEGORY 4
                 BBB- by S&P                                              .200%
                 Baa3 by Moody's

                 CATEGORY 5
                 BB+ by S&P                                               .300%
                 Ba1 by Moody's

                 CATEGORY 6
                 BB or lower by S&P                                       .375%
                 Ba2 or lower by Moody's





                                    (10)A-2

                          For purposes of the foregoing, (i) if there shall
                 exist no Index Debt (other than by reason of the circumstances referred to in the last sentence of this definition), then each rating agency shall be deemed to have established a rating with respect to Index Debt in Category 6; (ii) if the ratings established or deemed to have been established by S&P and Moody's for the Index Debt shall fall within different Categories, the Facility Fee Percentage shall be based on the Category containing the lower of such ratings; and (iii) if any rating established or deemed to have been established by S&P or Moody's shall be changed (other than as a result of a change in the rating system of S&P or Moody's), such change shall be effective (A) if the Index Debt is not publicly rated, as of the date of the applicable Ratings Review Letter indicating such change or (B) if the Index Debt is publicly rated, as of the date on which such change is first announced by the applicable rating agency. Each change in the Facility Fee Percentage shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of S&P or Moody's shall change, or if any such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system or the nonavailability of ratings from such rating agency, and pending agreement on such amendment, the Facility Fee Percentage most recently determined in accordance with this definition shall continue in effect.

                 (b) The definition of "Maturity Date" in Section 1.01 of the Three-Year Agreement is hereby amended to read in its entirety as follows:

                  "Maturity Date" shall mean December 9, 1997.

                 (c) The definition of "Spread" in Section 1.01 of the Three-Year Agreement is hereby amended to read in its entirety as follows:

                          "Spread" shall mean on any date, with respect to
                 Eurodollar Standby Loans or CD Loans, the applicable percentage set forth below based upon the ratings by S&P and Moody's, respectively, applicable on such date to the Index
                 Debt:





                                    (10)A-3

                  INDEX DEBT DESCRIBED IN CLAUSE (I) OR (III)
                        OF THE DEFINITION OF INDEX DEBT

                 CATEGORY 1                                       LIBOR SPREAD                    CD SPREAD
                 A+ or higher by S&P                                  .225%                         .350%
                 A1 or higher by Moody's

                 CATEGORY 2
                 A or A- by S&P                                       .250%                         .375%
                 A2 or A3 by Moody's

                 CATEGORY 3
                 BBB+ by S&P                                          .325%                         .450%
                 Baa1 by Moody's

                 CATEGORY 4
                 BBB by S&P                                           .400%                         .525%
                 Baa2 by Moody's

                 CATEGORY 5
                 BBB- by S&P                                          .450%                         .575%
                 Baa3 by Moody's

                 CATEGORY 6
                 BB+ or lower by S&P                                  .525%                         .650%
                 Ba1 or lower by Moody's;


                      INDEX DEBT DESCRIBED IN CLAUSE (II)
                        OF THE DEFINITION OF INDEX DEBT

                 CATEGORY 1                                       LIBOR SPREAD                    CD SPREAD
                 A or higher by S&P                                   .225%                         .350%
                 A2 or higher by Moody's

                 CATEGORY 2
                 A- or BBB+ by S&P                                    .250%                         .375%
                 A3 or Baa1 by Moody's

                 CATEGORY 3
                 BBB by S&P                                           .325%                         .450%
                 Baa2 by Moody's

                 CATEGORY 4
                 BBB- by S&P                                          .400%                         .525%
                 Baa3 by Moody's

                 CATEGORY 5
                 BB+ by S&P                                           .450%                         .575%
                 Ba1 by Moody's

                 CATEGORY 6
                 BB or lower by S&P                                   .525%                         .650%
                 Ba2 or lower by Moody's;





                                    (10)A-4

                          For purposes of the foregoing, (i) if there shall
                 exist no Index Debt (other than by reason of the circumstances referred to in the last sentence of this definition), then each rating agency shall be deemed to have established a rating with respect to Index Debt in Category 6; (ii) if the ratings established or deemed to have been established by S&P and Moody's for the Index Debt shall fall within different Categories, the Spread shall be based on the Category containing the lower of such ratings; and (iii) if any rating established or deemed to have been established by S&P or Moody's shall be changed (other than as a result of a change in the rating system of S&P or Moody's), such change shall be effective (A) if the Index Debt is not publicly rated, as of the date of the applicable Ratings Review Letter indicating such change or (B) if the Index Debt is publicly rated, as of the date on which such change is first announced by the applicable rating agency. Each change in the Spread shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of S&P or Moody's shall change, or if any such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system or the nonavailability of ratings from such rating agency, and pending agreement on such amendment, the Spread most recently determined in accordance with this definition shall continue in effect.

         SECTION 3.  AMENDMENT TO SCHEDULE 2.01 TO THE THREE-YEAR AGREEMENT.
Schedule 2.01 to the Three-Year Agreement is hereby amended to read in its entirety as set forth in the attached Annex I hereto.

         SECTION 4.  TERMINATION OF THE 364-DAY AGREEMENT THROUGH AMENDMENT TO
SECTION 1.01 OF THE 364-DAY AGREEMENT.  The definition of "Maturity Date" in
Section 1.01 of the 364-Day Agreement is hereby amended to read in its entirety as follows:

                 "Maturity Date" shall mean December 9, 1994."

         SECTION 5. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Agent and to each of the Lenders that:

                 (a) This Amendment and the Three-Year Agreement have been duly authorized, executed and delivered by it and constitute its legal, valid and binding obligations enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, or by general equity principles (whether enforcement is sought by proceedings in equity or at law), including but not limited to principles governing the availability of the remedies of specific performance and injunctive relief.

                 (b) With the exception of Schedule 3.14 to the Three-Year Agreement, a revised version of which is attached hereto, the representations and warranties set forth in Article III of the Three-Year Agreement and in the other Loan Documents are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

                 (c) As of the date hereof, no Default or Event of Default has occurred and is continuing.

                 (d) As of the date hereof, the Borrower has performed all obligations to be performed on its part as set forth in the Three-Year Agreement, the 364-Day Agreement and the other Loan Documents thereunder.

         For purposes of the foregoing representations, references to the Three-Year Agreement and the 364-Day Agreement shall mean the Three-Year Agreement and the 364 Day Agreement as amended hereby.





                                    (10)A-5

         SECTION 6. CONDITIONS TO EFFECTIVENESS. The amendments to the Three-Year Agreement and the 364-Day Agreement set forth in this Amendment shall become effective when (a) the Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrower and each Lender under the Three-Year Agreement and the 364-Day Agreement and
(b) the Agent shall have received a favorable written opinion of the Borrower's counsel, dated the date hereof, and addressed to the Lenders, to the effect set forth in Annex II hereto.

         SECTION 7. THREE-YEAR AGREEMENT. Except as specifically amended hereby, the Three-Year Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Three-Year Agreement shall mean the Three-Year Agreement as amended hereby.

         SECTION 8. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         SECTION 9. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract.

         SECTION 10. EXPENSES. The Borrower agrees to reimburse the Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Agent.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                       FIRST OF AMERICA BANK CORPORATION, as Borrower,

                            by   _______________________________________________
                                 Name:   Samuel G. Stone
                                 Title:  Senior Vice President and Treasurer


                       CHEMICAL BANK, individually and as Agent,

                            by   _______________________________________________
                                 Name:
                                 Title:





                                    (10)A-6

                        BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,

                                by   ___________________________________________
                                     Name:   Jennings F. Werner
                                     Title:  Vice President

                        THE BANK OF NEW YORK,

                                by   ___________________________________________
                                     Name:   Christine M. Herrick
                                     Title:  Assistant Vice President

                        BARCLAYS BANK PLC,

                                by   ___________________________________________
                                     Name:   Charles M. Sabino
                                     Title:  Vice President

                        THE BOATMEN'S NATIONAL BANK OF ST. LOUIS,

                                by   ___________________________________________
                                     Name:   Richard F. Wokoun
                                     Title:  Vice President

                        THE CHASE MANHATTAN BANK, N.A.,

                                by   ___________________________________________
                                     Name:   Donna B. Brown
                                     Title:  Vice President

                        CITIBANK, N.A.,

                                by   ___________________________________________
                                     Name:   Mary Marshall
                                     Title:  Vice President

                        THE DAI-ICHI KANGYO BANK, LTD., CHICAGO BRANCH,

                                by   ___________________________________________
                                     Name:
                                     Title:





                                    (10)A-7

                        THE FIRST NATIONAL BANK OF CHICAGO,

                                by   ___________________________________________
                                     Name:
                                     Title:

                        THE FUJI BANK, LIMITED,

                                by   ___________________________________________
                                     Name:   Peter L. Chinnici
                                     Title:  Joint General Manager

                        HARRIS TRUST & SAVINGS BANK,

                                by   ___________________________________________
                                     Name:   Donald J. Boreman
                                     Title:  Vice President

                        MELLON BANK, N.A.,

                                by   ___________________________________________
                                     Name:   Michael Shuster
                                     Title:  Vice President

                        THE MITSUBISHI BANK, LIMITED,

                                by   ___________________________________________
                                     Name:   Kenichi Tanuma
                                     Title:  Senior Vice President and Joint
                                             General Manager

                        NATIONSBANK OF TEXAS, N.A.,

                                by   ___________________________________________
                                     Name:   Catherine G. Galletly
                                     Title:  Vice President

                        THE NORTHERN TRUST COMPANY,

                                by   ___________________________________________
                                     Name:   Thomas Bernhardt
                                     Title:  Vice President





                                    (10)A-8

                        NORWEST BANK,

                                by   ___________________________________________
                                     Name:   Vicky McEntyre
                                     Title:  Vice President

                        PNC BANK, NATIONAL ASSOCIATION,

                                by   ___________________________________________
                                     Name:   Mark Merrill
                                     Title:  Vice President

                        SAKURA,

                                by   ___________________________________________
                                     Name:   Hajime Miyagi
                                     Title:  Deputy General Manager

                        THE YASUDA TRUST AND BANKING COMPANY, LIMITED, CHICAGO BRANCH,

                                by   ___________________________________________
                                     Name:   David Beatty
                                     Title:  Vice President





                                    (10)A-9

                                                                         ANNEX I

                                 SCHEDULE 2.01

                                                                    CONTACT PERSON
                 NAME AND ADDRESS OF LENDER                         AND TELECOPY NUMBER                   COMMITMENT

                 Chemical Bank                                      Mr. Robert J. Juelis                  $28,000,000
                 270 Park Avenue                                    (212) 270-1789
                 New York, NY 10017

                 Bank of America NT & SA                            Mr. Jennings Werner                   $24,000,000
                 231 South LaSalle Street                           (312) 987-6982
                 Group Unit 1405
                 Chicago, IL 60697

                 The Bank of New York                               Ms. Christine Herrick                 $24,000,000
                 One Wall Street                                    (212) 809-9520
                 17th Floor
                 New York, NY 10286

                 Barclays Bank PLC                                  Mr. Charles Sabino                    $14,000,000
                 222 Broadway, 12th Floor                           (212) 412-7665
                 New York, NY 10038

                 Boatmen's National Bank of St. Louis               Mr. Richard Wokoun                    $14,000,000
                 800 Market Street                                  (314) 466-6499
                 Box 236
                 St. Louis, MO 63166-0326

                 The Chase Manhattan Bank, N.A.                     Ms. Donna Brown                       $24,000,000
                 One Chase Manhattan Plaza                          (212) 552-7879
                 5th Floor                                          Ms. Susan F. Herzog
                 New York, NY 10081                                 (212) 552-1372

                 Citibank, N.A.                                     Ms. Mary Marshall                     $14,000,000
                 399 Park Avenue                                    (212) 793-5904
                 12th Floor, Zone 12
                 New York, NY 10043

                 The Dai-Ichi Kangyo Bank, Ltd.                     Mr. Brian Cushing                     $14,000,000
                 10 South Wacker Drive                              (312) 876-2011
                 26th Floor
                 Chicago, IL 60606

                 The First National Bank of Chicago                 Mr. Phil Hagglund                     $24,000,000
                 One First National Plaza                           (312) 732-6222
                 Suite 0162
                 Chicago, IL 60670-0162

                 The Fuji Bank, Limited                             Mr. Peter Chinnici                    $14,000,000
                 225 West Wacker Drive                              (312) 621-0539
                 Suite 2000 Chicago, IL 60606





                                    (10)A-10

                                                                    CONTACT PERSON
                 NAME AND ADDRESS OF LENDER                         AND TELECOPY NUMBER                   COMMITMENT
                 Harris Trust & Savings Bank                        Mr. Donald J. Boreman                 $24,000,000
                 111 West Monroe Street                             Ms. Donna Kerpan
                 4th Floor                                          (312) 765-8382
                 Chicago, IL 60690

                 Mellon Bank, N.A.                                  Mr. Michael Shuster                   $14,000,000
                 One Mellon Bank Center                             (412) 234-9047
                 151-0400
                 Pittsburgh, PA 15258

                 The Mitsubishi Bank, Limited                       Ms. Curtis Spillers                   $14,000,000
                 115 South LaSalle Street                           (312) 263-7479
                 Suite 2100
                 Chicago, IL 60603

                 Nationsbank of Texas, N.A.                         Ms. Kate Galletly                     $14,000,000
                 901 Main Street                                    (214) 508-0604
                 66th Floor
                 Dallas, TX 75202

                 The Northern Trust Company                         Mr. Thomas Bernhardt                  $24,000,000
                 50 South LaSalle Street                            (312) 444-3378
                 Chicago, IL 60675

                 Norwest Bank                                       Ms. Vicky McEntyre
                 6th and Marquette Avenues                          (612) 667-3510                        $14,000,000
                 Minneapolis, Minnesota
                 55479-0015

                 PNC Bank, N.A.                                     Mr. Mark Merrill                      $14,000,000
                 Two PNC Plaza, 31st Floor                          (412) 762-7353
                 Pittsburgh, PA 15265

                 Sakura                                             Mr. David Wuertz                      $14,000,000
                 227 West Monroe Street                             (312) 332-5345
                 Suite 4700
                 Chicago, IL 60606

                 The Yasuda Trust and Banking Co., Ltd.             Mr. David Beatty                      $14,000,000
                 181 West Madison Street                            (312) 683-3899
                 Suite 4500
                 Chicago, IL 60602


                                                                                                          ____________

                                                                    TOTAL COMMITMENT                      $350,000,000





                                    (10)A-11

                                                                        ANNEX II

                                   [FORM OF]

                             OPINION OF COUNSEL FOR
                       FIRST OF AMERICA BANK CORPORATION


                                                                December 9, 1994


The Amendment Lenders (as defined below)
c/o Chemical Bank
270 Park Avenue
New York, New York 10017-2070


         RE: THREE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF MARCH 25, 1994, AS AMENDED BY THE FIRST AMENDMENT DATED AS OF DECEMBER 9, 1994, AMONG FIRST OF AMERICA BANK CORPORATION, THE AMENDMENT LENDERS NAMED THEREIN, AND CHEMICAL BANK, AS AGENT


Greetings:

         Reference is made to the Competitive Advance and Revolving Credit Facility Agreement (the "Agreement") dated as of March 25, 1994, among First of America Bank Corporation, a Michigan corporation (the "Borrower"), the lenders listed in Schedule 2.01 thereto (the "Lenders"), and Chemical Bank, a New York banking corporation, as agent for the Lenders (in such capacity, the "Agent"), which Agreement provides for a Maturity Date of March 25, 1997, as amended by the First Amendment (the "First Amendment") dated as of December 9, 1994, among the Borrower, the lenders listed in Schedule 2.01 thereto (the "Amendment Lenders"), and the Agent. We have acted as counsel to the Borrower in connection with the preparation and execution of the Agreement and the First Amendment. This letter is being furnished to you at the request of the Borrower pursuant to Section 6 of the First Amendment. As a basis for our opinions set forth below, we have examined the Agreement and the First Amendment and have considered such matters of law and fact and relied upon such certificates and other documents and information furnished to us as we have deemed appropriate in the circumstances. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and in the First Amendment.

         Based upon the foregoing, we are of the opinion that:

         1. The Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan, (ii) has all requisite power and authority to own its property and assets and to carry on its business as now conducted, (iii) is qualified to do business in every jurisdiction within the United States where such qualification is required, except where the failure so to qualify would not result in a Material Adverse Effect on the Borrower, and (iv) has all requisite corporate power and authority to execute, deliver and perform its obligations under the Agreement and the First Amendment and to borrow funds thereunder.

         2. The execution, delivery and performance by the Borrower of the Agreement, the First Amendment and the borrowings of the Borrower thereunder (collectively, the "Transactions") (i) have been duly authorized by all requisite corporate action and (ii) will not (a) violate (1) any provision of law, statute, rule or regulation (including without limitation, the Margin Regulations), or of the Restated Articles of Incorporation or By-Laws of the Borrower, (2) any order of any governmental authority or (3) any provision of any indenture, agreement or other instrument to which the Borrower is a party or by which it or its property is or may be bound, (b) be in conflict





                                    (10)A-12
with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument or (c) result in the creation or imposition of any lien upon any property or assets of the Rorrower.

         3. Each of the Agreement and the First Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject as to the enforceability of rights and remedies to any applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors' rights from time to time in effect.

         4. No action, consent or approval of, registration or filing with, or any other action by, any government authority is or will be required in connection with the Transactions, except such as have been made or obtained and are in full force and effect.

         5. Neither the Borrower nor any of its subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 (the "1940 Act") or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

         6. To the best of our knowledge, there is no action, suit or proceeding, at law or in equity, pending or threatened in writing against the Borrower or any of its subsidiaries before any court or arbitrator or any governmental body, agency or official which purports to affect the legality, validity or enforceability of the Transactions.

         The opinions expressed herein are limited to the matters expressly stated, and no opinion is to be implied or may be inferred beyond the matters expressly stated. The opinions expressed herein are rendered in the context of and in reliance upon current existing statutes, laws, rules and regulations and reported judicial opinions and interpretations. The opinions expressed herein are rendered for the benefit of the addressees only and only in conjunction with the Transactions and may not, without in each instance our prior written consent, be used or relied upon by any other person for any other purpose whatsoever.


                                        Very truly yours,





                                    (10)A-13

                                SCHEDULE 3.14

Subsidiaries of the Borrower as of December 9, 1994

      First of America Bank - Ann Arbor
      First of America Bank - Central
      First of America Bank - Champaign County, N.A.
      First of America Bank - Decatur, N.A.
      First of America Bank - Florida, FSB
      First of America Bank - Indiana
      First of America Bank - Metro Southwest, N.A.
      First of America Bank - Northwest Indiana
      First of America Bank - Northeast Illinois, N.A.
      First of America Bank - Champion, N.A.
      First of America Bank - Michigan, N.A.
      First of America Bank - Mid-Michigan, N.A.
      First of America Bank - Northern Michigan
      First of America Bank - Illinois, N.A.
      First of America Bank - Quad Cities, N.A.
      First of America Bank - North Central Illinois, N.A.
      First of America Bank - Southeast Michigan, N.A.
      First of America Bank - Springfield, N.A.
      First of America Bank - Upper Peninsula, N.A.
      First of America Bank - West Michigan
      First of America Brokerage Services, Inc.
      First of America Community Development Corporation
      First of America Insurance Company
      First of America Mortgage Company
      First of America Investment Corporation
      First of America Bank Corporation - Indiana
      First of America Trust Company
      FOA Investco - Ann Arbor, Inc.
      FOA Investco - Central, Inc.
      FOA Investco - Champaign, Inc.
      FOA Investco - Illinois, Inc.
      FOA Investco - Indiana, Inc.
      FOA Investco - Mid Michigan, Inc.
      FOA Investco - Michigan, Inc.
      FOA Investco - Northern Michigan, Inc.
      FOA Investco - Northwest Indiana, Inc.
      FOA Investco - Southeast Michigan, Inc.
      FOA Investco - Upper Peninsula, Inc.
      FOA Investco - West Michigan, Inc.
      CNB Investment Company
      Frankenmuth Bank & Trust Realty Company
      Commercial National Development Co.
      First of America Information Systems, Inc.
      First of America Securities, Inc.
      FOA Mortgage Company
      SecureData Corporation





                                    (10)A-14